Exhibit 10(a)

Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption “Independent Registered Public Accounting Firm” in Post-Effective Amendment No. 16 to the 1933 Act Registration Statement (Form N-4 No. 333-149449) pertaining to Lincoln New York Account N for Variable Annuities, which is incorporated by reference into Post-Effective Amendment No. 17 to the 1933 Act Registration Statement (Form N-4 No. 333-149449) and Amendment No. 286 to the 1940 Act Registration Statement (Form N-4 No. 811-09763), and to the use therein of our reports dated (a) April 1, 2014, with respect to the financial statements of Lincoln Life & Annuity Company of New York and (b) April 1, 2014, with respect to the financial statements of Lincoln New York Account N for Variable Annuities for the registration of interests in a separate account under individual flexible payment deferred variable annuity contracts.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
August 22, 2014